UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2019

JONES ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-36006 (Commission File Number)	80-0907968 (IRS Employer Identification No.)

807 Las Cimas Parkway, Suite 350

Austin, TX 78746

(Address of principal executive offices)

(Registrant’s telephone number, including area code): (512) 328-2953

Not Applicable

(Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered pursuant to Section 12(b) of the Act: None.

Item 1.03              Bankruptcy or Receivership.

As previously disclosed, on April 14, 2019 (the “Petition Date”), Jones Energy, Inc. (the “Company”) and certain of the Company’s wholly owned direct and indirect subsidiaries (such subsidiaries, together with the Company, the “Debtors”), filed voluntary petitions for relief under Chapter 11 (the “Chapter 11 Cases”) of the United States Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors’ Chapter 11 Cases are being jointly administered under the caption “In re: Jones Energy, Inc., et al.,” Case No. 19-32112.

On May 6, 2019, the Bankruptcy Court entered the Order Approving the Debtors’ Disclosure Statement for, and Confirming, the Debtors’ Joint Chapter 11 Plan of Reorganization of Jones Energy, Inc. and Its Debtor Affiliates (the “Confirmation Order”), which approved and confirmed the Joint Chapter 11 Plan of Reorganization of Jones Energy, Inc. and its Debtor Affiliates (As Modified) (as amended, modified or supplemented from time to time, the “Plan”). The Plan is attached to the Confirmation Order as Exhibit A.

The Debtors expect that the effective date (the “Effective Date”) of the Plan will occur as soon as all conditions precedent to the Plan have been satisfied. Although the Debtors are targeting occurrence of the Effective Date as soon as reasonably practicable, the Debtors can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated by reference herein.

The Plan of Reorganization and Treatment of Claims and Interests

The Plan contemplates the following treatment of claims against and interests in the Debtors:

•                  holders of the Company’s 9.25% Senior Secured First Lien Notes due 2023 will receive their pro rata share of 96% of the new common stock (the “New Common Stock”) in the new, reorganized company (“Reorganized Jones”) which is subject to dilution;

•                  holders of the Company’s 6.75% Senior Notes due 2022 or 9.25% Senior Notes due 2023 will receive their pro rata share of (a) 4% of the New Common Stock, subject to dilution, and (b) warrants to purchase 15% of the New Common Stock (the “Warrants” and together with the New Common Stock, the “New Equity”);

•                  holders of claims arising from general unsecured obligations against the Debtors other than the Company and Jones Energy Intermediate, LLC (“JEI Intermediate”), will be paid in cash or have such claims reinstated;

•                  holders of claims arising from general unsecured obligations against the Company and/or JEI Intermediate will receive $0; and

•                  holders of the Company’s existing Class A common stock (the “Existing Common Stock”) and/or Series A perpetual convertible preferred stock (the “Existing Preferred Stock”) will not receive any distribution on account of such interests, which will be canceled, released, and extinguished as of the Effective Date, and will be of no further force or effect.

Unless otherwise specified, the treatment set forth in the Plan and the Confirmation Order will be in full satisfaction of all claims against and interests in the Debtors, which will be discharged on the Effective Date. All of the Debtors’ existing funded debt and equity will be extinguished by the Plan.

Additional information regarding the classification and treatment of claims and interests can be found in Article III of the Plan.

Capital Structure

As of the Effective Date, Reorganized Jones will issue the New Equity to certain holders of claims against the Company, and the Existing Common Stock and Existing Preferred Stock outstanding prior to the Effective Date will be cancelled, in each case as provided in the Plan. As of the Petition Date, there were 7,107,520 shares of the Existing Common Stock and 518,655 shares of the Existing Preferred Stock. Under the Plan, the organizational documents of Reorganized Jones will become effective on the Effective Date. The organizational documents of Reorganized Jones will authorize Reorganized Jones to issue shares of New Common Stock pursuant to the Plan. The shares of New Common Stock issued pursuant to the Plan will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided by section 1145 of the Bankruptcy Code.

Exit Financing

The Plan also provides that Reorganized Jones will enter a post-emergence exit financing facility in an aggregate principal amount of up to $20.0 million (the “Committed Exit Facility”). The Plan provides flexibility for the Committed Exit Facility to be replaced by an alternative exit financing facility (the “Alternative Exit Facility”).  The Company anticipates emerging with a larger, traditional, and more cost-efficient reserve-based Alternative Exit Facility.

Incentive Plan

On the Effective Date, Reorganized Jones will reserve a pool of shares equal to 5% of the fully-diluted, fully-distributed shares of Reorganized Jones as of the Effective Date (the “MIP Pool”) for issuance under a Management Incentive Plan (the “MIP”). As soon as reasonably practicable following the Effective Date, the Board will determine the terms and conditions of, and adopt, the MIP, provided that the MIP Pool will be fully granted to employees of Reorganized Jones and its subsidiaries within the 24 months following the Effective Date.

Releases and Exculpations

The Plan provides releases and exculpations for the benefit of the Debtors, certain of the Debtors claimholders, other parties in interest and various parties related thereto, each in their capacity as such, from various claims and causes of action, as further set forth in Article VIII of the Plan.

Certain Information Regarding Assets and Liabilities of the Debtors

Information regarding the assets and liabilities of the Debtors as of the most recent practicable date is hereby incorporated by reference to the Company’s Annual Report on Form 10-K for the period ended December 31, 2018, filed with the Securities and Exchange Commission on April 29, 2019.

Item 7.01              Regulation FD Disclosure.

On May 6, 2019, the Company issued a press release announcing the Bankruptcy Court’s approval of the Plan. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.2 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

The information in this Current Report on Form 8-K includes “forward-looking statements.” All statements, other than statements of historical fact included in this report, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

These forward-looking statements relate, in part, to (i) the Company’s ability to obtain approval with respect to motions in the Chapter 11 Cases and the Bankruptcy Court’s rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; (ii) the length of time the Debtors will operate under the Chapter 11 Cases; (iii) risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the Debtors’ ability to develop and consummate the Plan or other plan of reorganization; (iv) the potential adverse effects of the Chapter 11 Cases on the Debtors’ liquidity, results of operations or business prospects; (v) the ability to execute the Company’s business and restructuring plan; (vi) increased legal and advisor costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process; and (vii) other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
2.1

Joint Chapter 11 Plan of Reorganization of Jones Energy, Inc and its Debtor Affiliates (Technical Modifications) (incorporated by reference to Exhibit A of the Confirmation Order attached as Exhibit 99.1 hereto).

99.1	Order Approving the Debtors’ Disclosure Statement for, and Confirming, the Debtors’ Joint Chapter 11 Plan of Reorganization of Jones Energy, Inc. and Its Debtor Affiliates.

99.2	Press Release dated May 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES ENERGY, INC.

May 7, 2019

	By:	/s/ Carl F. Giesler, Jr.
	Name:	Carl F. Giesler, Jr.
	Title:	Chief Executive Officer